UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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FMC Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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  Corporation

William G. Walter

Chairman, President and

Chief Executive Officer

March 18, 2003

Dear Stockholder:

It is my pleasure to invite you to attend FMC’s 2003 Annual Meeting of Stockholders. The meeting will be held on Tuesday, April 22, 2003 at 2:00 p.m. local time at the Top Of The Tower, 1717 Arch Street, 50th Floor, Philadelphia, Pennsylvania. The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be conducted at the meeting.

During the meeting, I will report to you on the Company’s earnings, results and other achievements during 2002 and on our outlook for 2003. We welcome this opportunity to have a dialogue with our stockholders and look forward to your comments and questions.

If you are a stockholder of record who plans to attend the meeting, please mark the appropriate box on your proxy card. If your shares are held by a bank, broker or other intermediary and you plan to attend, please send written notification to the Company’s Investor Relations Department, 1735 Market Street, 23rd Floor, Philadelphia, Pennsylvania 19103, and enclose evidence of your ownership (such as a letter from the bank, broker or intermediary confirming your ownership or a bank or brokerage firm account statement). The names of all those indicating they plan to attend will be placed on an admission list held at the registration desk at the entrance to the meeting.

It is important that your shares be represented at the meeting, regardless of the number you may hold. Whether or not you plan to attend, please sign, date and return your proxy card as soon as possible; or if you prefer, follow the instructions on the enclosed proxy card for voting by internet or by telephone. This will not prevent you from voting your shares in person at the meeting, if you hold your shares directly or through a bank or broker.

I look forward to seeing you on April 22nd.

Sincerely,

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Tuesday, April 22, 2003

2:00 p.m.

Top of the Tower

Fiftieth Floor

1717 Arch Street

Philadelphia, Pennsylvania 19103

March 18, 2003

Dear Stockholder:

You are invited to the Annual Meeting of Stockholders of FMC Corporation. We will hold  the meeting at the time and place noted above. At the meeting, we will ask you to:

•	Re-elect one director, Patricia A. Buffler, and elect two new directors, G. Peter D’Aloia and C. Scott Greer, who were elected by the Board of Directors in December 2002 to fill vacancies in Class II, each for a term of three years

•	Ratify the appointment of KPMG LLP as our independent public accountants for 2003

•	Vote on any other business properly brought before the meeting

MANAGEMENT RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.

Your vote is important. To be sure your vote counts and assure a quorum, please vote, sign, date and return the enclosed proxy card whether or not you plan to attend the meeting; or if you prefer, please follow the instructions on the enclosed proxy card for voting by internet or by telephone whether or not you plan to attend the meeting in person.

By order of the Board of Directors,

Andrea E. Utecht

Vice President,

General Counsel and Secretary

Table of Contents

I.  Information About Voting

II.  The Proposals To Be Voted On

■	Election of Directors

■	Nominees for Director

■	Ratification of Appointment of Independent Public Accountants

III.  Board of Directors

■	Nominees for Director

■	Directors Continuing in Office

IV.  Information About the Board of Directors

■	Meetings

■	Committees

■	Board of Directors Compensation

V.  Security Ownership of FMC

■	Management Ownership

■	Other Security Ownership

VI.  Executive Compensation

■	Summary Compensation Table

■	Option Grants in 2002

■	Aggregated Option Exercises in 2002 and Year-End Option Values

■	Retirement Plans

■	Termination and Change of Control Arrangements

■	Report of the Compensation Committee on Executive Compensation

■	Stockholder Return Performance Presentation

VII.  Related Party Transactions

VIII.  Other Matters

■	Section 16(a) Beneficial Ownership Reporting Compliance

■	Audit Committee Report

■	Stockholder Proposals for the 2004 Annual Meeting

■	Corporate Governance

■	Electronic Delivery of Annual Meeting Materials

■	Householding Election

■	Expenses Relating to this Proxy Solicitation

I. Information About Voting

Solicitation of Proxies. The Board of Directors of FMC Corporation (“FMC”) is soliciting proxies for use at the 2003 Annual Meeting of FMC and any adjournments of that meeting. FMC first mailed this proxy statement, the accompanying form of proxy and the FMC Annual Report for 2002 on or about March 18, 2003.

Agenda Items. The agenda for the Annual Meeting is to:

1.	Elect three directors;

2.	Ratify the appointment of KPMG LLP as our independent public accountants for 2003; and

3.	Conduct other business properly brought before the meeting.

Who Can Vote. You can vote at the Annual Meeting if you are a holder of FMC’s common stock, par value of $0.10 per share (“Common Stock”), on the record date. The record date is the close of business on February 28, 2003. You will have one vote for each share of Common Stock. As of February 28, 2003, there were 35,257,403 shares of Common Stock outstanding and entitled to vote.

How to Vote. You may vote in one of four ways:

•	You can come to the Annual Meeting and cast your vote there.

•	You can vote by signing and returning the enclosed proxy card. If you do, the individuals named on the card will vote your shares in the way you indicate.

•	You can vote by internet.

•	You can vote by telephone.

If you hold your shares through a broker or bank and you wish to vote at the Annual Meeting, you must obtain a legal proxy from them authorizing you to vote at the Annual Meeting. We will be unable to accept a vote from you at the Annual Meeting without that authorization. If you are a registered stockholder and wish to vote at the Annual Meeting, no additional authorization will be required.

Use of Proxies. Unless you tell us on the proxy card to vote differently, we plan to vote signed and returned proxies FOR the Board nominees for director and FOR agenda item 2. We do not now know of any other matters to come before the Annual Meeting. If they do, proxy holders will vote the proxies according to their best judgment.

Abstentions or Lack of Instructions to Banks, Brokers, or Employee Benefit Plan Trustees.

Broker non-votes are counted as part of the quorum. A broker non-vote occurs when banks, brokers or other nominees holding shares on behalf of a stockholder do not receive voting instructions from the stockholder by a specified date before the Annual Meeting. In this event, banks, brokers and other nominees may vote those shares on matters deemed routine by the New York Stock Exchange. The election of directors and ratification of the appointment of independent public accountants are considered routine matters.

If you are entitled to vote shares held under an employee benefit plan and you either do not direct the trustee by April 17, 2003 how to vote your shares, or if you vote on some but not all matters that come before the Annual Meeting, the trustee will, in the case of shares held in the FMC Corporation Savings and Investment Plan, vote your undirected shares in proportion to the votes received from other participants, and in the case of other employee plans, vote your shares in the trustee’s discretion, except to the extent that the plan or applicable law provides otherwise.

Revoking a Proxy. You may revoke your proxy at any time before it is exercised. You can revoke a proxy by:

•	Sending a written notice to the Corporate Secretary of FMC;

•	Delivering a properly executed, later-dated proxy;

•	Attending the Annual Meeting and voting in person, provided that you hold your shares directly or through a bank or broker; or

•	If your shares are held through an employee benefit plan, your revocation must be received by the trustee by April 17, 2003.

The Quorum Requirement. We need a quorum of stockholders to hold a valid Annual Meeting. A quorum will be present if the holders of at least a majority of the outstanding Common Stock entitled to vote at the meeting either attend the Annual Meeting in person or are represented by proxy. Abstentions, broker non-votes and votes withheld are counted as present for the purpose of establishing a quorum.

Vote Required for Action. Directors are elected by a plurality vote of shares present in person or represented by proxy at the meeting. Other actions require the affirmative vote  of the majority of shares present in person or represented by proxy at the meeting. Abstentions have the effect of a no vote on matters other than director elections, and broker non-votes have no effect on the vote for or against such matters.

II. The Proposals To Be Voted On

Election of Directors

FMC has three classes of directors which are intended to be as nearly equal in size as possible. The term for each class is three years. Class terms expire on a rolling basis, so that one class of directors is elected each year. The term for Class II directors will expire at the 2006 Annual Meeting.

Nominees for Director

The nominees for director this year are Patricia A. Buffler, G. Peter D’Aloia and C. Scott Greer. Information about the nominees, the continuing directors and the Board of Directors is contained in the next section of this proxy statement entitled “Board of Directors.”

Mr. Albert J. Costello, a Director since 1995, died on September 3, 2002. The Board extends its condolences to his family and thanks them for his counsel and service.

The Board of Directors expects that all of the nominees will be able and willing to serve as directors. If any nominee is not available, the proxies may be voted for another person nominated by the Board of Directors to fill the vacancy, or the size of the Board of Directors may be reduced.

The Board of Directors recommends a vote FOR the election of Patricia A. Buffler, G. Peter D’Aloia and C. Scott Greer.

Ratification of Appointment of Independent Public Accountants

The Audit Committee of the Board of Directors has approved KPMG LLP continuing to serve as FMC’s independent public accountants for 2003. KPMG LLP has served as FMC’s independent public accountants since 1928. During 2002, KPMG’s fees were as follows:

	($000)
• Audit Fees		990
• Financial Information Systems Design and Implementation Fees		0
• All Other Fees
- Pension,thrift and stock plan audits	93
- TaxServices	357
- Debtand equity offerings, comfort letters, and consents	274

Total All Other Fees		724

• TOTAL		1,714

The Audit Committee has determined that the independence of KPMG LLP has not been adversely impacted as a result of the non-audit services performed by such accountants.

We expect a representative of KPMG LLP to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires and also will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR ratification of the appointment of KPMG LLP as FMC’s independent public accountants for 2003.

III. Board of Directors

Nominees for Director

Class II—Term Expiring in 2006

Patricia A. Buffler Principal Occupation: Dean Emerita and Professor of Epidemiology, School of Public Health, University of California, Berkeley Age: 64 Director Since: 1994

Dr. Buffler served as Dean of the School of Public Health, University of California, Berkeley, from 1991 to 1998 and as a Professor since 1991. She received her BSN from Catholic University of America in 1960, and a master’s degree in health administration and epidemiology and a Ph.D. in epidemiology from the University of California, Berkeley in 1965 and 1973, respectively. She has served as an advisor to the World Health Organization, the National Institutes of Health, the U.S. Public Health Service Centers for Disease Control and Prevention, the U.S. Environmental Protection Agency, the U.S. Department of Energy, the U.S. Department of Defense, and the National Research Council. She was elected as a Fellow of the American Association for the Advancement of Science in 1992 and served as an officer for the Medical Sciences section from 1994–2000. She has served as President for the Society for Epidemiological Research (1986), the American College of Epidemiology (1992), and the International Society for Environmental Epidemiology (1992-1993). From 1998 to 2002, she served as a Board member of the Lovelace Respiratory Research Institute. From 1993 to 1998, she served on the University of California President’s Council on National Laboratories and chaired the Council’s Panel on Environment, Health and Safety. In 1994, she was elected to the Institute of Medicine, National Academy of Sciences.

G. Peter D’Aloia

Principal Occupation: Senior Vice President and Chief Financial Officer American Standard Companies, Inc., a diversified supplier of air conditioning systems and related services, plumbing products and vehicle control systems

Age: 58

Director Since: 2002

Mr. D’Aloia was elected Senior Vice President and Chief Financial Officer of American Standard Companies, Inc. effective February 1, 2000. Prior to that, he was employed by AlliedSignal Inc. (now known as Honeywell), a diversified chemical producer, most recently serving as Vice President—Business Development. He spent 27 years with AlliedSignal Inc. in diverse management positions, including Vice President—Taxes, Vice President and Treasurer, Vice President and Controller, and Vice President and Chief Financial Officer for the Engineered Materials sector.

C. Scott Greer Principal Occupation: Chairman, Chief Executive Officer and President Flowserve Corporation, a manufacturer of industrial flow management equipment Age: 51 Director Since: 2002

Mr. Greer was elected Chairman of Flowserve Corporation in April 2000 and has served as its Chief Executive Officer since January 2000. Mr. Greer joined Flowserve Corporation in 1999 as President and Chief Operating Officer. Prior to that, he was President of UT Automotive, a subsidiary of United Technologies Corporation, a supplier of automotive systems and components, from 1997 to 1999. He was President and a director of Echlin, Inc., an automotive parts supplier, from 1990 to 1997, and its Chief Operating Officer from 1994 to 1997. Mr. Greer serves on the Board of Directors of Washington Group, Boise, Idaho.

Directors Continuing in Office

Class III—Term Expiring in 2004

B. A. Bridgewater, Jr.

Principal Occupation: Retired Chairman of the Board of Directors and Chief Executive Officer, Brown Shoe Company, Inc., a diversified marketer and retailer of footwear

Age: 69

Director Since: 1979

Mr. Bridgewater held the following positions at Brown Shoe Company, Inc.: President, 1979-1989 and again from 1990-1999; Chief Executive Officer, 1982-1999; and Chairman of the Board of Directors, 1985-1999. From 1975 to 1979, he was Executive Vice President of Baxter Travenol Laboratories. From 1964 to 1975, Mr. Bridgewater was associated with McKinsey & Company Inc., as a director from 1972 to 1975. He also served as Associate Director of National Security and International Affairs in the Office of Management and Budget in the Executive Office of the President of the United States. He is currently a director of ThoughtWorks, Inc. (Chicago, IL) and FMC Technologies, Inc. (Chicago, IL); and a trustee of Mitretek Systems (McLean, VA); and Washington University (St. Louis, MO). He is an Advisory Director of Schroder Venture Partners, LLC (New York, NY).

William F. Reilly Principal Occupation: Chairman and Chief Executive Officer of Aurelian Communications, LLC, a diversified media company Age: 64 Director Since: 1992

Mr. Reilly is currently the Chairman and Chief Executive Officer of Aurelian Communications, LLC. Mr. Reilly was the Founder of PRIMEDIA Inc., a diversified media company. He served as Chairman and Chief Executive Officer of the firm from 1990 to 1999. From 1980 to 1990, he was with Macmillan, Inc., where he served as President and Chief Operating Officer since 1981. Prior to that, he was with W.R. Grace beginning in 1964, serving as Assistant to the Chairman from 1969 to 1971 and serving successively from 1971 to 1980 as President and Chief Executive Officer of its Textile, Sporting Goods and Home Center Divisions. Mr. Reilly serves on the Board of Trustees of The University of Notre Dame and the Board of Directors of barnesandnoble.com, inc., and as a Trustee of WNET, the public television station serving the New York area.

James R. Thompson Principal Occupation: Chairman, Chairman of the Executive Committee and Partner Law Firm of Winston & Strawn, Chicago, Illinois Age: 66 Director Since: 1991

Governor Thompson was named Chairman of the Chicago law firm of Winston & Strawn in January 1993. He joined the firm in January 1991 as Chairman of the Executive Committee after serving four terms as Governor of the State of Illinois from 1977 until January 14, 1991. Prior to his terms as Governor, he served as U.S. Attorney for the Northern District of Illinois from 1971-1975. Governor Thompson served as the Chief of the Department of Law Enforcement and Public Protection in the Office of the Attorney General of Illinois, as an Associate Professor at Northwestern University School of Law, and as an Assistant State’s Attorney of Cook County. He is a former Chairman of the President’s Intelligence Oversight Board; a current member of the National Commission on Terrorist Attacks Upon the United States; and the Abraham Lincoln Bicentennial Commission. He is a member of the Board of Directors of the Chicago Board of Trade; Prime Retail, Inc.; Navigant Consulting Group, Inc.; Jefferson Smurfit Group, plc; Prime Group Realty Trust; Hollinger International, Inc; Maximus, Inc.; and FMC Technologies, Inc. He also serves on the Boards of the Museum of Contemporary Art and the Lyric Opera of Chicago.

William G. Walter Principal Occupation: Chairman, Chief Executive Officer and President, FMC Corporation Age: 57 Director Since: 2000

Mr. Walter was elected Chairman, Chief Executive Officer and President of FMC in 2001. He had been Executive Vice President of FMC since 2000. Mr. Walter joined FMC in 1974 as a Business Planner in corporate headquarters. He became General Manager of FMC’s former Defense Systems International Division in 1986, Director of Commercial Operations of FMC’s Agricultural Chemicals Group in 1991, General Manager of FMC’s Alkali Chemicals Division in 1992 and Vice President and General Manager of FMC’s Specialty Chemicals Group in 1997.

Class I —Term Expiring in 2005

Edward J. Mooney Principal Occupation: Retired Chairman and Chief Executive Officer, Nalco Chemical Company Age: 61 Director Since: 1997

From March 2000 to March 2001, Mr. Mooney served as Délégué Général – North America, Suez Lyonnaise des Eaux. He was Chairman and Chief Executive Officer of Nalco Chemical Company from 1994 to 2000. He serves as a director of The Northern Trust Company and FMC Technologies, Inc.

Enrique J. Sosa Principal Occupation: Former President BP Amoco Chemicals Age: 62 Director Since: 1999

Mr. Sosa was President of BP Amoco Chemicals from January 1, 1999 to April 1999. From 1995 to 1998, he was Executive Vice President of Amoco Corporation. Prior to joining Amoco, Mr. Sosa served as Senior Vice President of The Dow Chemical Company, President of Dow North America and a member of its Board of Directors. Mr. Sosa has previously served on the Board of Directors of Electronic Data Systems, Dow Corning Corporation and Destec Energy, Inc. He also served as a member of the Executive Committee of the American Plastics Council, a member of the Executive Committee of the American section of the Society of Chemical Industry, and a member of the American Chemical Council. Mr. Sosa is currently a director of DSM NV of the Netherlands.

IV. Information About the Board of Directors

Meetings

During 2002, the Board of Directors held six regular meetings. All incumbent directors attended at least 75% of the total number of meetings of the Board and all committees on which they served.

Committees

The Board of Directors has five standing committees: an Audit Committee, a Compensation and Organization Committee, an Executive Committee, a Nominating and Corporate Governance Committee, and a Public Policy Committee.

Audit Committee

The Board of Directors has adopted a written charter that outlines the duties of the Audit Committee. The principal duties of this Committee, among other things, include:

•	Review the effectiveness and adequacy of FMC’s financial organization and internal controls

•	Review the annual report, proxy statement and other financial representations and ensure that FMC’s financial reports fairly represent its operations

•	Review the effectiveness and the scope of activities of the independent public accountants and internal auditors

•	Review significant changes in accounting policies

•	Recommend the selection of the independent public accountants and review the independence of such accountants

•	Review potentially significant litigation

•	Review Federal income tax issues

•	Pre-approve audit and non-audit services provided by the independent public accountants.

Members: Mr. Reilly (Chair), Dr. Buffler, Mr. D’Aloia, Mr. Mooney and Mr. Sosa. All of the members of the Audit Committee are “independent” as defined in the listing requirements for the New York Stock Exchange and in the Sarbanes-Oxley Act of 2002.

Number of Meetings in 2002: 6

Compensation and Organization Committee

The Board of Directors has adopted a written charter that outlines the duties of the Compensation and Organization Committee. The principal duties of this Committee, among other things, include:

•	Review and approve compensation policies and practices for senior executives

•	Establish the total compensation for the Chief Executive Officer and President

•	Review and approve material changes in FMC’s employee benefit plans

•	Review short and long term incentive plans and equity grants

•	Review significant organizational changes and management succession planning

•	Recommend to the Board of Directors candidates for officers of FMC

Members: Mr. Mooney (Chair), Mr. Bridgewater and Mr. Reilly—all of these members are independent directors.

Number of Meetings in 2002: 3

Executive Committee

The Executive Committee acts in place of the Board of Directors when the full Board of Directors is not in session.

Members: Mr. Walter (Chair), Mr. Bridgewater and Mr. Reilly—all of these members are independent directors except for Mr. Walter.

The Executive Committee did not meet during 2002.

Nominating and Corporate Governance Committee

The Board of Directors has adopted a written charter that outlines the duties of the Nominating and Corporate Governance Committee. The principal duties of this Committee, among other things, include:

•	Review and recommend candidates for director

•	Recommend Board of Directors meeting formats and processes

•	Oversee corporate governance

•	Review and approve director compensation policies

•	Oversee Board of Directors and Committee evaluation procedures

•	Determine director independence

If a stockholder wishes to recommend a nominee for director, the recommendation should be sent in a timely manner as described in the section entitled “Stockholder Proposals for 2004 Annual Meeting” on page 23 of this proxy statement to the Corporate Secretary at the address appearing in such section. All recommendations should be accompanied by a complete statement of such person’s qualifications and an indication of the person’s willingness to serve. All appropriately qualified recommendations will be considered by the Committee.

Members: Mr. Thompson (Chair), Mr. Bridgewater and Mr. Greer—all of these members are independent directors.

Number of Meetings in 2002: 1

Public Policy Committee

The Board of Directors has adopted a written charter that outlines the duties of the Public Policy Committee. The principal duties of this Committee, among other things, include:

•	Review FMC’s government and legislative programs and relations

•	Monitor FMC’s legal compliance efforts

•	Assess FMC’s efforts to improve employee involvement in local plant communities

•	Review FMC’s public relations initiatives and its environmental, safety and process safety compliance

Members: Dr. Buffler (Chair), Mr. Sosa, Mr. Thompson and Mr. Walter—all of these members are independent directors except for Mr. Walter.

Number of Meetings in 2002:1

Board of Directors Compensation

Compensation Plan The Company maintains the FMC Corporation Compensation Plan for Non-Employee Directors to provide for the compensation described below.

Retainer and Fees Each director who is not also an employee is paid an annual retainer of $40,000 or a prorata amount for any portion of a year served. At least $25,000 of the annual retainer is paid in deferred stock units, which are payable in Common Stock upon death or retirement from the Board of Directors. The remainder is paid in quarterly installments in cash, or, at the election of a non-employee director, may be paid in deferred stock units (“elective units”). Each non-employee director also receives $1,000 for each Board of Directors’ meeting and Board of Directors’ committee meeting attended, and each director is reimbursed for reasonable incidental expenses. Each non-employee director who chairs a Committee is paid an additional $4,000 per year.

Restricted Stock Units Each non-employee director of FMC was entitled to receive 1,214.1565 units of restricted stock units in 2002 except for Messrs D’Aloia and Greer, who became directors in December 2002, and therefore each received a prorata amount equal to 404.314 units of restricted stock units in January 2003. These restricted stock units are payable in Common Stock upon retirement from the Board of Directors or death.

Other Compensation Directors who are also employees of FMC do not receive any additional compensation for their service as directors. No other remuneration is paid to directors for services as a director of FMC. (See also “Related Party Transactions” on page 21 of this proxy statement). Directors who are not FMC employees do not participate in FMC’s employee benefit plans. FMC supports the charitable donations of directors under its matching gifts plan that provides a dollar-for-dollar match of gifts up to $10,000 per year, to certain educational institutions and arts and cultural organizations.

V. Security Ownership of FMC

Management Ownership

The following table shows, as of December 31, 2002, the number of shares of Common Stock beneficially owned by each current director, the Chief Executive Officer, the four other most highly compensated executive officers and all current directors and executive officers as a group. Each director and each executive officer named in the Summary Compensation Table beneficially owns less than one percent of the Common Stock.

Name	Beneficial Ownership on December 31, 2002 FMC Common Stock	Percent of Class
B. A. Bridgewater, Jr. (1)	12,979	*
Patricia A. Buffler (1)	15,556	*
G. Peter D’Aloia (1)	0	*
W. Kim Foster (2)	119,483	*
C. Scott Greer (1)	0	*
Robert I. Harries (2)	241,891	*
Edward J. Mooney (1)	12,892	*
William F. Reilly (1)	22,393	*
Enrique Sosa (1)	6,831	*
Milton Steele (2)	54,911	*
James R. Thompson (1)	9,526	*
Andrea E. Utecht (2)	11,707	*
William G. Walter (2)	170,128	*
All current directors and executive officers as a group—15 persons (1)(2)	718,687	2.0%

*	Less than one percent of class
(1)	Includes shares subject to options granted, vested restricted stock units and deferred stock units credited to individual accounts of non-employee directors under the FMC Corporation Compensation Plan for Non-Employee Directors and predecessor plans (See “Compensation Plan,” on page 11 of this proxy statement). As of December 31, 2002, the number of units credited to directors under those plans were as follows: Mr. Bridgewater, 11,979; Dr. Buffler, 15,556; Mr. D’Aloia, 0; Mr. Greer, 0; Mr. Mooney, 12,392; Mr. Reilly, 10,101; Mr. Sosa, 6,831; and Mr. Thompson, 9,526. Directors have no power to vote or dispose of shares representing such units until they are distributed after the director retires from the Board of Directors and, until such distribution, directors have only an unsecured claim against FMC.
(2)	Shares “beneficially owned” include: (i) shares owned by the individual; (ii) shares held by the FMC Corporation Savings and Investment Plan (“Savings Plan”) for the account of the individual as of December 31, 2002; (iii) restricted stock shares; and (iv) shares subject to options that are exercisable within 60 days of December 31, 2002. Item (iv) includes 137,833 shares for Mr. Walter; 90,554 shares for Mr. Foster; 215,233 shares for Mr. Harries; 25,165 shares for Mr. Steele; 0 shares for Ms. Utecht; and 506,436 shares for all current directors and executive officers as a group.

Other Security Ownership

FMC knows that the persons listed below beneficially own more than five percent of FMC’s Common Stock as of December 31, 2002:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
FMC Corporation Savings and Investment Trust c/o Fidelity Management Trust Company 82 Devonshire Street Boston, MA 02109	2,462,806 shares held in trust for participants in the employee 401(k) plan (1)	7.0%

AXA Financial, Inc. 1290 Avenue of the Americas New York, NY 10104	3,181,518 shares (2)	9.1%

Pzena Investment Management LLC 830 Third Avenue, 14th Floor New York, NY 10022	2,525,836 shares (2)	7.2%

(1)	These shares are held in trust for the beneficial owners (the participants in FMC Corporation Savings and Investment Plan) and shall be voted by the trustee in proportion to the votes received by participants, if the beneficial owners do not exercise their right to direct such vote. In response to a tender or exchange offer, the trustee may tender or sell shares only in accordance with the written instructions of the participants.
(2)	The number of shares of stock beneficially owned was determined by a review of Schedules 13G, as amended, filed with the Securities and Exchange Commission.

VI. Executive Compensation

The following tables, charts and narrative show all compensation awarded, paid to or earned by the Chief Executive Officer and each of the four other most highly compensated executive officers during 2002.

Summary Compensation Table

		Annual Compensation		Long-Term Compensation
				Awards
Name and Principal Position (A)	Year (B)	Salary $ (C)	Bonus $ (D)	Restricted Stock Award (1) $ (E)		Securities Underlying Options/ SARs # (F)	All Other Compensation (2) $ (G)

WILLIAM G. WALTER	2002	683,333	492,000	0		154,110	56,867
Chairman, President and	2001	567,419	310,699	0		154,113	51,269
Chief Executive Officer	2000	341,185	341,301	405,875		17,158	29,841

ROBERT I. HARRIES	2002	416,813	201,363	0		42,130	32,392
Senior Vice President,	2001	380,362	208,052	0		42,131	34,464
General Manager	2000	362,244	299,975	115,144		20,208	31,890
Industrial Chemicals Group and Shared Services

W. KIM FOSTER	2002	413,211	216,358	0		37,940	15,290
Senior Vice President and	2001	385,142	295,651	0		37,937	35,653
Chief Financial Officer	2000	300,033	254,426	243,100		17,158	27,022

MILTON STEELE	2002	312,999	177,659	367,745		26,980	26,445
Vice President, General Manager	2001	256,208	120,238	0		26,976	22,902
Agricultural Products Group	2000	(3)

ANDREA E. UTECHT	2002	266,499	111,290	309,680		26,790	14,604
Vice President,	2001	129,999	216,651	157,688	(4)	26,795	6,438
General Counsel and Secretary	2000	(5)

(1)	The five officers listed in the table held FMC restricted shares on December 31, 2002 with a value based on the closing market price per share of FMC Common Stock on December 31, 2002, the last trading day of the year, as follows: Mr. Walter, 13,686 shares at $373,902; Mr. Harries, 19,506 shares at $532,904; Mr. Foster, 15,204 shares at $415,373; Mr. Steele, 13,160 shares at $359,53l; and Ms. Utecht, 8,000 shares at $218,560. The holders of these restricted shares are entitled to receive additional payments for additional shares of restricted stock equal to the value of any dividends paid by FMC on its Common Stock.
(2)	These amounts include the following: for Mr. Walter, $50,093 for annual FMC matching contributions to the FMC Corporation Savings and Investment Plan and the FMC Corporation Non-Qualified Savings and Investment Plan (“matching contributions”), and $6,774 for life insurance; for Mr. Harries, $32,392 for matching contributions; for Mr. Foster, $10,000 for matching contributions and $5,290 for life insurance; for Mr. Steele, $21,661 for matching contributions and $4,784 for life insurance; and for Ms. Utecht, $13,163 for matching contributions and $1,441 for life insurance.
(3)	Mr. Steele was not an executive officer in 2000.
(4)	Ms. Utecht was awarded 2,300 shares of restricted stock effective July 1, 2001. Such stock vested as of January 2, 2002.
(5)	Ms. Utecht began her employment with FMC effective July 1, 2001.

Option Grants in 2002

The table below shows information on grants of FMC stock options in 2002 made to the officers named in the Summary Compensation Table. FMC did not grant stock appreciation rights during 2002.

Name (A)	Number of Securities Underlying Options Granted in 2002 # (1) (B)	Percent of Total Options Granted to Employees in 2002 (C)	Exercise or Base Price $/Sh (D)	Expiration Date (E)	Grant Date Present Value $ (F)
William G. Walter	154,110	21.8	34.00	2/14/2012	1,953,344
Robert I. Harries	42,130	6.0	34.00	2/14/2012	480,890
W. Kim Foster	37,940	5.4	34.00	2/14/2012	533,998
Milton Steele	26,980	3.8	34.00	2/14/2012	341,972
Andrea E. Utecht	26,790	3.8	34.00	2/14/2012	339,563

(1)	These stock options generally vest approximately three years from the date of grant.

The Black-Scholes option-pricing model was used to value these options as of the date granted, February 14, 2002. The model assumed: an exercise price of $34.00 per share, equal to the fair market value of FMC Common Stock on the date of grant; an average option life of 5 years; an interest rate of 2.63% that represents the interest rate on a U.S. Treasury security on the date of grant with a maturity date corresponding to that of the option term; an assumed annual volatility of underlying stock of 38.26%; and no dividends being paid. FMC made no assumptions regarding restrictions on vesting or the likelihood of vesting.

The ultimate values of the options will depend on the future market price of FMC’s Common Stock (as applicable), which cannot be forecast with reasonable accuracy. The actual value, if any, an option holder will realize when exercising an option will depend on the excess of the market value of FMC’s Common Stock over the exercise price on the date the option is exercised.

Aggregated Option Exercises in 2002 and Year-End Option Values

Shown below is information with respect to options to purchase FMC’s Common Stock exercised in 2002 by the officers named in the Summary Compensation Table and the value of FMC unexercised options held by them at December 31, 2002.

Name (A)	Shares Acquired On Exercise (#) (B)	Value Realized ($) (C)	Number of Securities Underlying Unexercised Options/SARs at 12/31/2002 Exercisable/Unexercisable (#) (D)	Value of Unexercised In-the Money Options at 12/31/2002 Exercisable/Unexercisable ($) (E)
William G. Walter	0	0	120,675/325,381	311,141/18,184
Robert I. Harries	0	0	195,025/104,469	444,743/21,416
W. Kim Foster	0	0	73,397/93,035	213,465/18,184
Milton Steele	0	0	25,165/53,956	34,332/0
Andrea E. Utecht	0	0	0/53,585	0/0

Retirement Plans

The following table shows the estimated annual retirement benefits under FMC’s pension plan (and its supplements) for eligible salaried employees (including officers) payable upon retirement at age 65 (normal retirement age) in 2003 at various levels of salary and years of service. Payment of benefits shown is contingent on the continuation of the present plan (and its supplements) until the employee retires.

Pension Plan Table

	Estimated Annual Retirement Benefits for Years of Service Indicated
Final Average Earnings	15 Years	20 Years	25 Years	30 Years	35 Years	40 Years
$ 150,000	$30,452	$40,603	$50,754	$60,905	$71,056	$82,306
$ 250,000	$52,952	$70,603	$88,254	$105,905	$123,556	$142,306
$ 350,000	$75,452	$100,603	$125,754	$150,905	$176,056	$202,306
$ 450,000	$97,952	$130,603	$163,254	$195,905	$228,556	$262,306
$ 550,000	$120,452	$160,603	$200,754	$240,905	$281,056	$322,306
$ 650,000	$142,952	$190,603	$238,254	$285,905	$333,556	$382,306
$ 900,000	$199,202	$265,603	$332,004	$398,405	$464,806	$532,306
$1,150,000	$255,452	$340,603	$425,754	$510,905	$596,056	$682,306
$1,300,000	$289,202	$385,603	$482,004	$578,405	$674,806	$772,306
$1,450,000	$322,952	$430,603	$538,254	$645,905	$753,556	$862,306

1.	“Final Average Earnings” in the table means the average of covered compensation for the highest 60 consecutive calendar months out of the 120 calendar months immediately before retirement. Covered compensation includes amounts appearing in Columns (C) and (D) of the Summary Compensation Table on page 14.

2.	At December 31, 2002, Messrs. Walter, Harries, Foster, Steele and Ms. Utecht had, respectively, 28, 25, 24, 25 and 1.5 years of credited service under the pension plan (and its supplements).

3.	Applicable benefits for employees whose years of service and earnings differ from those shown in the table are equal to (A + B) times C where: (A) equals 1% of allowable Social Security covered compensation ($43,968 for a participant retiring at age 65 in 2002) times years of credited service (up to a maximum of 35 years) plus 1.5% of the difference between Final Average Earnings and allowable Social Security compensation times years of credited service (up to a maximum of 35 years); (B) equals 1.5% of Final Average Earnings times years of credited service in excess of 35 years; and (C) equals the ratio of credited service at termination to credited service projected to age 65.

4.	The amounts shown will not be reduced by Social Security benefits or other offsets. As the Code limits the annual benefits that may be paid from a tax-qualified retirement plan, FMC has adopted permitted supplemental arrangements to maintain total benefits during retirement at the levels shown in the table.

Termination and Change of Control Arrangements

Plan and Participants. FMC maintains an Executive Severance Plan which includes approximately 20 officers and managers, including the individuals listed in the Summary Compensation Table.

Benefits. If a change in control (as described below) of FMC occurs and if, within two years of that change of control, a participant’s employment is terminated without cause or a participant voluntarily terminates his or her employment because his or her duties, location, salary, compensation or benefits are changed or are reduced, then the participant is entitled to benefits from FMC. In general, those benefits include: (i) a lump sum payment of three, two or one (depending on position) times salary and highest target management incentive award; (ii) immediate vesting of long-term incentive awards, restricted stock and stock options; (iii) continuation of medical and other benefits for up to three years; and (iv) distribution of accrued retirement and 401(k) plan benefits. FMC will compensate the participant for any excise tax liability as a result of payments under the plan. The Chief Executive Officer and President can also receive these benefits if he voluntarily terminates his employment with FMC within the thirteenth month after a change in control of FMC. Under the specific provisions of Messrs. Walter, Harries, Foster, Steele and Ms. Utecht’s executive severance agreements, each will receive a lump sum payment of three times his or her salary and highest target management incentive award.

Change in Control. In general, the following transactions are considered as changes in control under the plan: (a) a third party’s acquisition of 20 percent or more of FMC’s Common Stock; (b) a change in the majority of the Board of Directors; (c) completing certain reorganization, merger or consolidation transactions or a sale of all or substantially all of FMC’s assets; or (d) the complete liquidation or dissolution of FMC.

Report of the Compensation Committee on Executive Compensation

The Report of the Compensation Committee on Executive Compensation that follows shall not be deemed to be incorporated by reference into any filing made by FMC under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent FMC incorporates such Report by specific reference.

Goals. FMC’s executive compensation program is designed to align total compensation with stockholder interests. The program is intended to:

•	Incent and reward executives for sound business management and achieve improvements in stockholder value

•	Balance variable pay components so that both short and longer-term operating and strategic objectives are recognized

•	Require the achievement of objectives within a “high-performance” environment to be rewarded financially

•	Attract, motivate and retain executive talent necessary for the long-term success of FMC

The program consists of three different compensation components: base salary; variable cash incentive awards (annual bonuses); and long-term incentive awards (stock options and restricted stock).

Base salary. FMC uses external surveys to set competitive compensation levels (salary ranges) for its executives. In order to obtain the most comprehensive survey data for review, the group of companies in the surveys is broader than the S&P Midcap 400 Index and includes companies comparable to those in the SP400 Diversified Chemicals Index. However, companies in both these Indices, which are included in the stock performance graph on page 21, are well represented in the surveys.

Salary ranges for FMC executives are established based on similar positions in other companies of comparable size and complexity. Generally, FMC sets its competitive salary midpoint for an executive officer at the median level compared with the companies surveyed. Performance levels within the ranges are delineated to recognize different levels of performance ranging from “needs improvement” to “exceptional”. As a result, although nominally targeted to fall at or near the 50th percentile of such comparable organizations, compensation may range anywhere within the salary range based on performance.

Starting placement in a salary range is a function of an employee’s skills, experience, expertise and anticipated job performance. Each year performance is evaluated against mutually agreed upon objectives and performance standards that may, in part, be subjective; a performance rating is established; and a salary increase may be granted. Performance factors used may include timely responses to downturns in major markets, setting strategic direction, making key management changes; divesting businesses and acquiring new businesses, continuing to improve operating efficiency; and developing people and management capabilities. The relative importance of each of these factors varies based on the strategic thrust and operating requirements of each of the businesses.

Mr. Walter received a base salary increase of 6.1% effective March 1, 2002.

Management Incentive Awards. The FMC Corporation Incentive Compensation and Stock Plan (“Plan”) provides for annual cash incentives for achievement of both individual performance targets and business performance targets based on performance goals, which for 2002 included income from continuing operations before special charges and return on average investment. The Committee oversees Plan objectives and design as well as the setting of performance targets and approval of Plan results. Participation in the Plan is based on opportunity to influence performance and growth at FMC, position level, competitive practice for similar positions, performance and potential. Achieving high standards of business and individual performance are rewarded financially, and significant compensation is at risk if these high standards are not met. Participants in the Plan have annual targets that range from 24 percent to 75 percent of base pay. Business performance incentives range from 30 percent to 70 percent of the total target incentive, while actual payments for business performance can range from zero to three times target.

The annual performance incentive (the “API”) is the individual performance target, and generally comprises 30 to 70 percent of the total target incentive. It is awarded based on achieving annual objectives set for the individual’s most important business responsibilities. The API is less quantitative than the business performance incentive. It varies by individual performance and can be rewarded in a range from zero to two times the target percentage.

Mr. Walter’s 2002 broad objectives focused on improving operating and financial performance, expanding key external relationships with institutional investors and investment analysts, organizational and people development issues, corporate and business unit strategy development, occupational process safety performance and development of a security plan. Mr. Walter’s bonus for 2002, shown in Column D of the Summary Compensation Table, was $492,000.

Equity Awards. The Plan is designed to closely link the long-term reward of executives with increases in stockholder value, and gives the Committee broad discretion to select the appropriate types of rewards. Equity awards under the Plan in 2002 consisted of nonqualified stock options, with a vesting period as determined by the Compensation Committee, normally about three years. Stock options have a term of 10 years and generally expire upon termination of employment, unless such termination is a result of death, disability or retirement, or not for cause, in which case the option may be exercised for periods beyond termination of employment, but not beyond the term of the option. The exercise price of options is the fair market value of Common Stock on the date of the grant. To determine the number of options and/or shares of restricted stock to be granted to an executive, we establish an award level based on an executive’s salary grade while considering competitive industry practice as provided by an independent consultant. In approving grants under the Plan, the number of options and shares of restricted stock previously awarded to and held by executive officers is considered, but is not regarded as a significant factor in determining the size of the current awards. Mr. Walter received 2002 option grants as indicated on page 15 in this proxy statement in the section headed “Option Grants in 2002.” Restricted stock grants appear in Column E of the Summary Compensation Table.

Section 162(m) Deductibility. The Committee is advised that the Plan meets the requirements for deductibility under Section 162(m) of the Code. However, not all grants that may be made under the Plan or that have been made under the Plan meet all requirements for deductibility under Section 162(m) of the Code. However, unless the amounts involved become material, the Committee believes that it is more important to preserve its flexibility under the Plan to craft appropriate incentive awards. The Committee continues to believe that this is not a currently significant issue and will continue to monitor the issue prospectively.

Stock Ownership Policy. FMC has established guidelines setting expectations for the ownership of FMC stock by officers and management. The guidelines for stock retention are based on a multiple of two to five times the employee’s total cash compensation (salary grade midpoint and target bonus). All of the current FMC executives named in this proxy are in compliance with the stock ownership guidelines.

The preceding report has been furnished by the following members of the Compensation and Organization Committee:

Edward J. Mooney, Chairman

B.A. Bridgewater

William F. Reilly

Stockholder Return Performance Presentation

The graph that follows shall not be deemed to be incorporated by reference into any filing made by FMC under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent FMC incorporates such graph by specific reference. The following Stockholder Return Performance Graph compares the five-year cumulative return on FMC’s Common Stock for the period from January 1, 1998 to December 31, 2002, with the S&P Midcap 400 Index and the S&P 400 Diversified Chemicals Index. The comparison assumes $100 was invested on January 1, 1998 in the Company’s Common Stock and in each of the Indices and assumes reinvestment of the dollar value of FMC’s distribution of FMC Technologies stock on December 31, 2001. For the purposes of this graph, the FMC Technologies dividend is treated as a non-taxable cash dividend that would have been reinvested in additional FMC shares on January 2, 2002.

VII. Related Party Transactions

Mr. Thompson is chairman of the law firm of Winston & Strawn, which provided less than $1,000 of legal services to FMC in 2002. The amount of the fees paid by FMC to Winston & Strawn was immaterial to both parties.

FMC and Robert N. Burt, the former Chairman and Chief Executive Officer of FMC who retired as a Director on April 23, 2002, entered into a Consulting Agreement, dated

October 31, 2001, pursuant to which Mr. Burt will provide advisory services concerning the business, affairs and management of FMC. The term of the agreement is November 1, 2001 through October 31, 2003. Under the agreement, Mr. Burt will receive annual compensation of $400,000, together with certain fringe benefits.

VIII. Other Matters

Section 16(a) Beneficial Ownership Reporting Compliance

FMC has undertaken responsibility for preparing and filing the stock ownership forms required under Section 16(a) of the Securities Exchange Act of 1934 on behalf of its officers and directors. Based on a review of forms filed and information provided by officers and directors to FMC, FMC believes that all Section 16(a) reporting requirements were fully met.

Audit Committee Report

The Audit Committee Report that follows shall not be deemed to be incorporated by reference into any filing made by FMC under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent FMC incorporates such Report by specific reference.

The Audit Committee of the Board of Directors has:

•	Reviewed and discussed the audited financial statements with management;

•	Discussed with KPMG LLP, FMC’s independent public accountants, the matters required to be discussed by the Statement on Auditing Standards No. 61; and

•	Received the written disclosures and the letter from KPMG LLP as required by Independence Standards Board Standard No. 1, and has discussed with KPMG LLP its independence.

In reliance upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in FMC’s Annual Report on Form 10-K for the year ended December 31, 2002.

The preceding report has been furnished by the following members of the Audit Committee:

William F. Reilly, Chairman

Patricia A. Buffler

G. Peter D’Aloia

Edward J. Mooney

Enrique J. Sosa

Stockholder Proposals for the 2004 Annual Meeting

Stockholders may nominate director candidates and make proposals to be considered at the 2004 Annual Meeting. In accordance with FMC’s By-Laws, any stockholder nominations of one or more candidates for election as directors at the 2004 Annual Meeting must be delivered to FMC at the address set forth below, together with certain information specified in the By-Laws, not later than January 23, 2004. In order to make a proposal for consideration at the 2004 Annual Meeting, a stockholder must deliver notice to FMC at the address set forth below, containing certain information specified in the By-Laws, not less than 60 or more than 90 days before the date of the meeting. However, if FMC provides less than 70 days notice or public disclosure of the date of the 2004 Annual Meeting, then a stockholder may make a proposal at that meeting if FMC receives the required notice and additional required information from the stockholder within 10 days of FMC’s notice or public disclosure of the date of the annual meeting.

In addition to being able to present proposals for consideration at the 2004 Annual Meeting, stockholders may also be able to have their proposals included in the company’s proxy statement and form of proxy for the 2004 Annual Meeting. In order to have a stockholder proposal included in the proxy statement and form of proxy, the proposal must be delivered to FMC at the address set forth below not later than November 18, 2003, and the stockholder must otherwise comply with applicable Securities and Exchange Commission requirements. If the stockholder complies with these requirements for inclusion of a proposal in the company’s proxy statement and form of proxy, the stockholder need not comply with the notice requirements described in the preceding paragraph.

A copy of the full text of the By-Law provisions discussed above may be obtained by writing to the Corporate Secretary, and all notices and nominations referred to above must be sent to the Corporate Secretary, at the following address: Corporate Secretary, FMC Corporation, 1735 Market Street, Philadelphia, Pennsylvania 19103.

Corporate Governance

The Company is currently in the process of amending its Board Committee charters and Corporate Governance Principles to reflect recent legislative and regulatory developments, including the passage of the Sarbanes-Oxley Act of 2002 and the proposed amendments to the New York Stock Exchange listing requirements. Based on adopted and proposed legislation, Securities and Exchange Commission regulations and New York Stock Exchange listing requirements published as of the date of this proxy statement, the Board of Directors has determined that all of the Company’s outside directors are “independent” and that one of the outside directors who is a member of the Audit Committee, G. Peter D’Aloia, meets the definition of “audit committee financial expert.”

Electronic Delivery of Annual Meeting Materials

This proxy statement, FMC’s annual report and Form 10-K are available on FMC’s website at www.fmc.com. If you currently receive shareholder communications by mail, you can save FMC postage and printing expense by consenting to access these and other documents in the future over the internet. If you vote your shares for the Annual Meeting by internet, you will be offered the opportunity to enroll in our electronic delivery program. If you choose to enroll, you will receive notice next year when proxy materials or other documents distributed to shareholders are available, with instructions on how to view them and, if applicable, how to submit voting instructions. Your enrollment in FMC’s electronic delivery program will remain in effect until you revoke it. Please be aware that if you choose electronic delivery, you may incur costs, such as telephone and internet access charges, for which you will be responsible.

Management encourages you to participate in this opportunity and the householding program described below.

Householding Election

In December 2000, the Securities and Exchange Commission enacted a new rule that allows multiple stockholders residing at the same address, the convenience of receiving a single copy of proxy statements, annual reports and other stockholder information at such address if they consent to do so. This is known as “Householding.” It will provide greater convenience for stockholders and reduce costs for the Company, as well as reduce the number of duplicate documents that you receive.

By checking the “Yes” or “For” box in the Householding Election section of your proxy card or voting instruction form, you are consenting to the mailing of a single copy of proxy statements, annual reports and other stockholder information to the account address. The same result will apply if you abstain from voting on the Householding Election. If you are enrolled in our Householding program, a separate proxy card for each registered stockholder account will continue to be mailed. Your consent will be perpetual unless you revoke it, which you may do at any time. To change or revoke your consent, contact FMC’s agent, ADP Investor Communications Services, by calling (toll free) (800) 542-1061, or by writing to ADP, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717. If you revoke your consent, you will begin receiving individual copies of future mailings within 30 days after receipt of your revocation notice. Even if you are enrolled in the Householding program, you may always obtain a separate copy of proxy materials, annual reports and other stockholder information for any additional stockholder residing at an address to which only one copy was mailed, by contacting the Corporate Secretary, at FMC Corporation, 1735 Market Street, Philadelphia, Pennsylvania 19103.

Please note that if you do not indicate your objection to Householding by checking “No” in the appropriate box on your proxy card or “Against” on the voting instruction form, you will be considered to have consented to Householding and it will start 60 days after the date of this proxy statement.

Expenses Relating to this Proxy Solicitation

FMC will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, FMC officers, directors, and employees may solicit proxies by telephone or personal call without extra compensation for that activity. FMC also expects to reimburse banks, brokers and other persons for reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of FMC stock and obtaining the proxies of those owners. FMC has retained Georgeson Shareholder Communications Inc. of Carlstadt, New Jersey to assist in the solicitation of proxies. FMC will pay the cost of such assistance, which is estimated to be $7,000 plus reimbursement for out-of-pocket fees and expenses.

Andrea E. Utecht

Vice President,

General Counsel and Secretary

FMC Corporation

1735 Market Street

Philadelphia, PA 19103

Notice of

Annual Meeting of Stockholders

April 22, 2003

and Proxy Statement

FMC Corporation

PROXY

FMC CORPORATION

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints William G. Walter, W. Kim Foster and Andrea E. Utecht, and each of them, proxy for the undersigned, with full power of substitution, to vote in the manner indicated on the reverse side of this proxy, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of common stock of FMC Corporation which the undersigned is entitled to vote at the annual Meeting of Stockholders of FMC Corporation to be held at 2:00 P.M., Tuesday,
April 22, 2003, at the Top of the Tower, 50th Floor, 1717 Arch Street, Philadelphia, Pennsylvania or any adjournments or postponements thereof.

If shares of FMC Corporation common stock are held for the account of the undersigned under any employee plan that grants to the undersigned the right to direct the voting of such shares (each such plan being referred to as a “Plan”), then the undersigned hereby directs the trustee of each Plan to vote all shares of FMC Corporation common stock in the undersigned’s account under such Plan at the Annual Meeting, or any adjournments or postponements thereof, in the manner indicated on the reverse side of this proxy, and in the discretion of the trustee as to any other matter that may properly come before the Annual Meeting.

NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy, when properly executed, will be voted in the manner directed herein by the stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2 (or, if you are entitled to vote shares held under an employee benefit plan and you either do not direct the trustee by April 17, 2003 how to vote your shares, or if you vote on some but not all matters that come before the Annual Meeting, the trustee will, in the case of shares held in the FMC Corporation Savings and Investment Plan, vote your undirected shares in proportion to the votes received from other participants, and in the case of other employee plans, vote your shares in the trustee’s discretion, except to the extent that the plan or applicable law provides otherwise.)

Address Change:

(If you noted any Address Change above, please mark the corresponding box on the reverse side.)

FMC CORPORATION 1735 MARKET STREET PHILADELPHIA, PENNSYLVANIA 19103

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date, or 11:59 P.M. Eastern Time the day before meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until the cut-off date, or 11:59 P.M. Eastern Time the day before meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the enclosed postage-paid envelope.

Do not return this proxy card if you vote by internet or telephone.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                FMC001                KEEP THIS PORTION FOR YOUR RECORDS

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FMC CORPORATION

The Board of Directors recommends a vote FOR

the listed nominees.

1. Election of three Directors to serve in Class II for a term expiring in 2006 as set forth in the Proxy Statement - Nominees:	For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

01) Patricia A. Buffler	☐	☐	☐
02) G. Peter D’Aloia
03) C. Scott Greer
				For	Against	Abstain
The Board Of Directors Recommends A vote FOR the following proposal:				☐	☐	☐
2. Ratification of the Appointment of Independent Public Accountants.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears hereon, if the stock is registered in the names of two or more persons each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If the signer is a corporation, please give full corporate name and have a duty authorized officer sign stating such officer’s title. If the signer is a partnership, please sign the partnership name by an authorized person.

For address changes, please check this box and write them on the back where indicated			☐
	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

HOUSEHOLDING ELECTION - Mark “YES” to enroll this account to receive certain future security holder documents in a single package per household. Mark “NO” if you do not want to participate. See Householding section of proxy statement.

	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date